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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                      FORM 8-K



                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 16, 1998




                             OMEGA ENVIRONMENTAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           Commission File Number 0-20267



                 DELAWARE                              91-1499751
   (STATE OR OTHER JURISDICTION OF                       (I.R.S.
     INCORPORATION OR ORGANIZATION)             EMPLOYER IDENTIFICATION NO.)



                        19805 NORTH CREEK PARKWAY, PO BOX 3005
          BOTHELL, WASHINGTON                             98041-3005
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



                                    425-486-4800
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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  (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                      REPORT)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On July 16, 1998, the Registrant filed unaudited financial statement information as of and for each of the months ended May 31, 1998 and April 30, 1998 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

Item 7.   Financial Statements and Exhibits

     c)   EXHIBITS

          99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended May 31, 1998 and April 30, 1998 with related Notes to Financial Statement
                  Information.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OMEGA ENVIRONMENTAL, INC.
                                             (Registrant)




Date:    July 16, 1998                       /s/  Bradley S. Powell
                                            ----------------------------------
                                                Bradley S. Powell
                                                Controller